BROWN ADVISORY CORE INTERNATIONAL FUND

Supplement dated May 13, 2010 to
Prospectus dated April 12, 2010

Brown Investment Advisory Incorporated, the Advisor to the Brown Advisory Core International Fund (the “Fund”), which is sub-advised by Munder Capital Management, has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.  The liquidation is expected to occur after the close of business on June 21, 2010.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective May 31, 2010, the Fund will no longer accept purchases of new shares.  As of that date, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  Accordingly, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by June 21, 2010, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.  The usual 1.00% redemption or exchange fee assessed on shares held for less than 14 days will be waived.

If you hold your shares in an IRA account directly with U.S. Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to June 9, 2010 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-800-540-6807 or your financial advisor if you have questions or need assistance.

Please retain this supplement with the Prospectus.